Exhibit 4.1

HUAHUI EDUCATION GROUP LIMITED

NUMBER	SHARES
******	*******

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

$0.0001 PAR VALUE ORDINARY SHARES	ORDINARY SHARES

THIS CERTIFIES THAT             *SPECIMEN*

Is the Owner of                        *******

FULLY PAID AND NON-ASSESSABLE SHARES OF ORDINARY SHARES OF

HUAHUI EDUCATION GROUP LIMITED

Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this

Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Dated: ******

COUNTERSIGNED AND REGISTERED:

Transfer Agent and Registrar	CHIEF EXECUTIVE OFFICER

By:
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	as tenants in common	UNIF GIFT MIN ACT		Custodian
TEN ENT	as tenants by the entireties		(Cust)		(Minor)
JT TEN	as joint tenants with the right of survivorship and not as tenants in common	Act (State)

Additional abbreviations may also be used though not in the above list.

For value received, _______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDJNG ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________________________

_______________________________________________________________________________________________

_______________________________________________________________________________________________

__________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _____________

[  ] ____________________________________________________________________________________

THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions).

SIGNATURE GUARANTEED:

TRANSFER FEE WILL APPLY